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                          INDEPENDENT AUDITORS' CONSENT


                                                                    Exhibit 23.2


CONSENT OF DELOITTE & TOUCHE LLP

We consent to the incorporation by reference in this Registration Statement of SUPERVALU INC. on Form S-8 of the report of Deloitte & Touche LLP dated April 6,1998, appearing in and incorporated by reference in the Annual Report on Form10-K of SUPERVALU INC. for the year ended February 27, 1999.


/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
March 9, 2000


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